December 7,1999

Amiable Technologies Incorporated
International Plaza Two
Suite 625
Philadelphia, PA 19113-1518                                  [BY CERTIFIED MAIL]

      Adobe Systems Incorporated hereby extends the term of the Configurable PostScript Interpreter OEM License Agreement between Amiable Technologies Incorporated and Adobe, effective February 7,1997 (the "Agreement") from its current expiration date of February 7,1999 to February 7, 2000.

      All other terms and conditions of the Agreement shall remain in full force and effect.

      Please have the two enclosed originals of this letter signed to acknowledge Amiable Technologies Incorporated`s agreement with the above and return two fully executed originals to Adobe for signature.

                                            AGREED AND ACKNOWLEDGED:

ADOBE SYSTEMS INCORPORATED                  AMIABLE TECHNOLOGIES INCORPORATED


By: /s/ Graham Freeman                      By: /s/ Gerald J. Kochanski
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Print                                       Print
Name: Graham Freeman                        Name: Gerald J. Kochanski
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Title: VP President                         Title: Vice President Operations
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Date: March 3, 2000                         Date: January 12, 2000
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